NUVEEN NEW MEXICO MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 1, 2011

TO THE SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2010

Effective January 1, 2011, Nuveen Asset Management, the fund’s investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the fund’s sub-adviser, and the fund’s portfolio manager has become an employee of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the fund from the fund’s management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Michael S. Hamilton has been named portfolio manager of the fund, succeeding Scott R. Romans, who is no longer portfolio manager of the fund.

Mr. Hamilton is a Vice President at Nuveen Asset Management, LLC. He entered the financial services industry with FAF Advisors, Inc. (“FAF”) in 1989, and joined Nuveen Asset Management, LLC on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NM-0111P